Exhibit 99.1
P.F. Chang’s China Bistro, Inc.
P.F. CHANG’S EARNS $0.25 PER SHARE
SCOTTSDALE, ARIZONA, October 25, 2006 – P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported earnings of $6.6 million for the third quarter ended October 1, 2006 compared to $8.4 million for the third quarter of the prior year. Earnings per share for the third quarter were $0.25 as compared to $0.31 for the third quarter of the prior year.

(000 except per share data)	3Q06	3Q05
Revenues	$231,024	$203,049
Net Income	$6,586	$8,439
Diluted Earnings Per Share	$0.25	$0.31
Shares used in diluted EPS calculation	26,558	27,073
As noted in the pro forma schedules that follow, earnings for the third quarter reflect two accounting changes that affect year over year comparisons. First, the Company recorded $2.7 million in equity-based compensation expense this quarter under the new SFAS 123R rules implemented at the beginning of the year. Second, the Company incurred approximately $0.6 million in additional preopening expenses that previously would have been capitalized before FASB’s Staff Position No. 13.1 regarding lease accounting went into effect earlier this year.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the third quarter results as well as its expectations for the balance of the year. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates three restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. Taneko Japanese Tavern opened on October 2, 2006 and features natural, organic and seasonal ingredients highlighting the diverse cooking styles of Japan.

Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating our business, management also believes it is useful to measure results on a pro forma basis excluding the impact of equity-based compensation, the second quarter’s utility and rebate accrual adjustment and the additional preopening rental costs during the construction period which we now expense versus capitalize. Estimated equity-based compensation, which impacts both labor and G&A costs, is excluded in part because of the unpredictability of equity-based compensation charges. These equity-based compensation charges are affected by factors that may change on each grant date, including the Company’s stock price, stock market volatility, expected option term, risk-free interest rates and expected dividends, all of which can create great variability from period to period. Additionally, the pro forma presentation provides a more comparable set of financial performance measures for the Company on a year over year basis, due to the fact that none of these expenses and adjustments was included in the comparable period of 2005. This also allows investors, as well as management, to focus on the cash generating capacity and performance of our restaurant concepts, both of which are material to our rate of growth and ability to finance that growth from our operations. The non-GAAP pro forma financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the GAAP to non-GAAP reconciliation on pages ten and eleven of this press release, for a comparison of each non-GAAP measure to the most comparable GAAP measure, as well as a reconciliation of the two measures.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the Company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities, labor shortages, our ability to develop and construct our restaurants within projected budgets and time periods; the inherent unpredictability of estimating equity-based compensation expense under FAS 123(R); changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the Company’s recent SEC filings.

Contact:	P.F. Chang’s China Bistro, Inc. (480) 888-3000
Media:	Laura Cherry	laura.cherry@pfcb.com
Investor:	Mark Mumford	mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended

	Oct 1	Oct 2
	2006	2005

Revenues	$231,024	$203,049
Cost of sales	62,954	56,010
Labor	76,209	67,836
Operating	36,382	31,490
Occupancy	13,371	11,182
General & administrative	14,641	9,759
Depreciation & amortization	11,584	9,258
Preopening expenses	3,792	2,712
Partner investment expense	1,487	1,472

Total costs and expenses	220,420	189,719

Income from operations	10,604	13,330
Interest income, net and other income	344	530
Minority interest	(1,948)	(1,974)

Income before provision for income taxes	9,000	11,886
Provision for income taxes	(2,414)	(3,447)

Net income	$6,586	$8,439

Basic net income per share	$0.25	$0.32
Diluted net income per share	$0.25	$0.31
Shares used in calculation of basic EPS	26,000	26,359
Shares used in calculation of diluted EPS	26,558	27,073

	Percentage of Revenues
	Oct 1	Oct 2
	2006	2005

Revenues	100.0%	100.0%
Cost of sales	27.2%	27.6%
Labor	33.0%	33.4%
Operating	15.7%	15.5%
Occupancy	5.8%	5.5%
General & administrative	6.3%	4.8%
Depreciation & amortization	5.0%	4.6%
Preopening expenses	1.6%	1.3%
Partner investment expense	0.6%	0.7%

Total costs and expenses	95.4%	93.4%

Income from operations	4.6%	6.6%
Interest income, net and other income	0.1%	0.3%
Minority interest	-0.8%	-1.0%

Income before provision for income taxes	3.9%	5.9%
Provision for income taxes	-1.0%	-1.7%

Net income	2.9%	4.2%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	39 Weeks Ended	39 Weeks Ended
	Oct 1	Oct 2
	2006	2005

Revenues	$685,618	$595,319
Cost of sales	187,679	164,485
Labor	228,526	196,129
Operating	107,433	89,245
Occupancy	38,589	32,223
General & administrative	41,930	30,836
Depreciation & amortization	32,504	25,911
Preopening expenses	8,303	6,542
Partner investment expense	2,612	3,326

Total costs and expenses	647,576	548,697

Income from operations	38,042	46,622
Interest income, net and other income	1,404	1,435
Minority interest	(6,003)	(6,426)

Income before provision for income taxes	33,443	41,631
Provision for income taxes	(8,955)	(13,114)

Net income	$24,488	$28,517

Basic net income per share	$0.93	$1.09
Diluted net income per share	$0.91	$1.06
Shares used in calculation of basic EPS	26,344	26,232
Shares used in calculation of diluted EPS	27,019	26,981

	Percentage of Revenues
	Oct 1	Oct 2
	2006	2005

Revenues	100.0%	100.0%
Cost of sales	27.4%	27.6%
Labor	33.3%	32.9%
Operating	15.7%	15.0%
Occupancy	5.6%	5.4%
General & administrative	6.1%	5.2%
Depreciation & amortization	4.7%	4.4%
Preopening expenses	1.2%	1.1%
Partner investment expense	0.4%	0.6%

Total costs and expenses	94.5%	92.2%

Income from operations	5.5%	7.8%
Interest income, net and other income	0.2%	0.2%
Minority interest	-0.9%	-1.1%

Income before provision for income taxes	4.9%	7.0%
Provision for income taxes	-1.3%	-2.2%

Net income	3.6%	4.8%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Pro Forma Forecast

		53 weeks									Forecast		YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06A	4Q06	2006	Change

Units	130	168	170	182	193	208	208	214	225	239	260	260
Sales weeks	5,749	7,931	2,190	2,273	2,438	2,596	9,497	2,751	2,840	3,003	3,260	11,854	24.8%
AWS	93,915	89,136	88,682	87,134	83,285	82,371	85,201	83,102	79,571	76,931	76,878	78,981	-7.3%

Sales	539,917	706,941	194,214	198,056	203,049	213,834	809,153	228,613	225,981	231,024	250,624	936,242	15.7%
per FDS	$20.57	$26.60	$7.22	$7.34	$7.50	$7.90	$29.97	$8.39	$8.29	$8.70	$9.44	$34.80

Operating costs
COS	152,788	200,736	53,982	54,493	56,010	60,149	224,634	63,440	61,862	62,954	68,886	257,142
Labor	176,428	233,325	63,528	64,765	67,836	70,114	266,243	76,593	75,008	75,877	82,767	310,245
Operating	73,660	99,528	28,250	29,505	31,490	33,002	122,247	34,841	34,271	36,382	38,347	143,841
Occupancy	28,914	37,693	10,274	10,767	11,182	10,570	42,793	12,493	12,725	13,371	14,286	52,875
Minority interest	7,887	10,078	2,276	2,176	1,974	1,801	8,227	2,022	2,033	1,948	2,273	8,276
G&A	28,692	34,662	10,582	10,495	9,759	10,281	41,117	11,406	11,848	12,315	12,826	48,395

Restaurant cash operating income	71,548	90,919	25,322	25,855	24,798	27,917	103,892	27,818	28,234	28,177	31,238	115,467	11.1%

Development costs
Preopening	8,790	7,995	1,334	2,496	2,712	2,703	9,245	1,405	2,304	3,217	3,764	10,690	15.6%
Partner investment expense	4,196	17,671	273	1,581	1,472	1,474	4,800	200	925	1,487	2,940	5,552	15.7%

Other expenses
Depreciation & amortization	21,817	29,155	8,134	8,519	9,258	11,039	36,950	10,355	10,565	11,584	11,681	44,185	19.6%
Equity-based compensation	—	—	—	—	—	—	—	2,190	2,561	2,658	2,865	10,274
Utility and rebate accrual adjustment	—	—	—	—	—	—	—	—	1,362	—	—	1,362
Preopening during construction period	—	—	—	—	—	—	—	289	513	575	384	1,761
Interest (income) expense	(466)	(612)	(458)	(447)	(530)	(406)	(1,841)	(492)	(568)	(344)	—	(1,404)	-23.7%
Tax provision	12,424	10,656	5,213	4,454	3,447	3,828	16,942	4,058	2,483	2,414	2,641	11,596	-31.6%

Net income	24,787	26,054	10,826	9,252	8,439	9,279	37,796	9,813	8,089	6,586	6,963	31,451	-16.8%
per FDS	$0.94	$0.98	$0.40	$0.34	$0.31	$0.34	$1.40	$0.36	$0.30	$0.25	$0.26	$1.17	-16.5%

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,258	26,558	26,558	26,903	-0.4%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.3%	28.4%	27.8%	27.5%	27.6%	28.1%	27.8%	27.7%	27.4%	27.2%	27.5%	27.5%
Labor	32.7%	33.0%	32.7%	32.7%	33.4%	32.8%	32.9%	33.5%	33.2%	32.8%	33.0%	33.1%
Operating	13.6%	14.1%	14.5%	14.9%	15.5%	15.4%	15.1%	15.2%	15.2%	15.7%	15.3%	15.4%
Occupancy	5.4%	5.3%	5.3%	5.4%	5.5%	4.9%	5.3%	5.5%	5.6%	5.8%	5.7%	5.6%
Minority interest	1.5%	1.4%	1.2%	1.1%	1.0%	0.8%	1.0%	0.9%	0.9%	0.8%	0.9%	0.9%
G&A	5.3%	4.9%	5.4%	5.3%	4.8%	4.8%	5.1%	5.0%	5.2%	5.3%	5.1%	5.2%

Restaurant cash operating income	13.3%	12.9%	13.0%	13.1%	12.2%	13.1%	12.8%	12.2%	12.5%	12.2%	12.5%	12.3%

Preopening	1.6%	1.1%	0.7%	1.3%	1.3%	1.3%	1.1%	0.6%	1.0%	1.4%	1.5%	1.1%
Partner investment expense	0.8%	2.5%	0.1%	0.8%	0.7%	0.7%	0.6%	0.1%	0.4%	0.6%	1.2%	0.6%
Depreciation & amortization	4.0%	4.1%	4.2%	4.3%	4.6%	5.2%	4.6%	4.5%	4.7%	5.0%	4.7%	4.7%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	1.1%	1.2%	1.1%	1.1%
Utility and rebate accrual adjustment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.0%	0.1%
Preopening during construction period	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	0.2%	0.2%	0.2%
Interest (income) expense	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.2%	-0.2%	-0.2%	-0.3%	-0.1%	0.0%	-0.1%
Tax provision	2.3%	1.5%	2.7%	2.2%	1.7%	1.8%	2.1%	1.8%	1.1%	1.0%	1.1%	1.2%

Net income	4.6%	3.7%	5.6%	4.7%	4.2%	4.3%	4.7%	4.3%	3.6%	2.9%	2.8%	3.4%

Shared Services
Supplemental Financial Information — Pro Forma Forecast

		53 weeks									Forecast
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06A	4Q06	2006

Units
Sales weeks
AWS

Comp sales change

Sales

per FDS

Operating costs
COS
Labor
Operating
Occupancy
Minority interest
G&A (inc. in concepts for ‘03 & ‘04)			4,895	4,906	4,384	4,513	18,698	4,631	4,797	5,962	5,630	21,020

Restaurant cash operating income			(4,895)	(4,906)	(4,384)	(4,513)	(18,698)	(4,631)	(4,797)	(5,962)	(5,630)	(21,020)

Development costs
Preopening
Partner investment expense

Other expenses
Depreciation & amortization			149	142	263	326	880	280	281	299	285	1,145
Equity-based compensation								988	1,219	1,368	1,455	5,030
Utility and rebate accrual adjustment												—
Preopening during construction period												—
Interest (income) expense			(343)	(420)	(381)	(431)	(1,575)	(489)	(535)	(391)	—	(1,415)
Tax provision			(1,528)	(1,504)	(1,237)	(1,303)	(5,572)	(1,677)	(1,355)	(1,941)	(2,027)	(7,000)

Net income			(3,173)	(3,124)	(3,029)	(3,105)	(12,431)	(3,733)	(4,407)	(5,297)	(5,343)	(18,780)
per FDS			$(0.12)	$(0.12)	$(0.11)	$(0.11)	$(0.46)	$(0.14)	$(0.16)	$(0.20)	$(0.20)	$(0.70)

Fully diluted shares (FDS)			26,893	26,977	27,073	27,058	27,000	27,239	27,258	26,558	26,558	26,903

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information — Pro Forma Forecast

		53 weeks									Forecast		YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06A	4Q06	2006	Change
Units	97	115	116	121	125	131	131	133	137	142	152	152
Sales weeks	4,494	5,613	1,492	1,531	1,594	1,649	6,266	1,720	1,751	1,796	1,921	7,188	14.7%
AWS	108,280	108,938	109,637	108,699	105,779	107,092	107,757	108,677	104,914	102,930	103,926	105,062	-2.5%
Comp sales change	5.1%	3.0%	2.9%	1.9%	-0.8%	1.0%	1.2%	1.3%	-1.0%	-0.5%	-0.9%	-0.3%
Sales	486,609	611,468	163,579	166,418	168,612	176,595	675,204	186,924	183,705	184,914	199,641	755,184	11.8%
per FDS	$18.54	$23.01	$6.08	$6.17	$6.23	$6.53	$25.01	$6.86	$6.74	$6.96	$7.52	$28.07

Operating costs
COS	136,983	173,128	45,317	45,726	46,359	49,671	187,073	51,771	50,235	50,131	54,702	206,839
Labor	158,497	201,352	53,601	54,250	55,947	57,328	221,126	62,308	60,381	59,635	64,883	247,207
Operating	66,044	85,073	23,599	24,298	25,654	26,648	100,199	27,897	27,067	28,306	29,747	113,017
Occupancy	25,533	31,896	8,465	8,883	9,102	8,250	34,700	9,859	9,928	10,307	10,781	40,875
Minority interest	7,360	9,177	1,935	1,881	1,723	1,579	7,118	1,733	1,753	1,717	1,894	7,097
G&A	24,767	28,555	4,086	3,816	3,667	3,943	15,512	4,386	4,498	3,998	4,670	17,552

Restaurant cash operating income	67,425	82,287	26,576	27,564	26,160	29,176	109,476	28,970	29,843	30,820	32,965	122,598	12.0%

Development costs
Preopening	7,026	5,852	965	1,544	1,651	1,868	6,028	908	1,295	2,033	2,537	6,773	12.4%
Partner investment expense	3,941	15,075	208	1,126	1,303	889	3,526	426	570	956	2,180	4,132	17.2%

Other expenses
Depreciation & amortization	19,414	24,778	6,679	7,033	7,462	8,919	30,093	8,096	8,220	8,831	8,833	33,980	12.9%
Equity-based compensation								1,075	1,193	1,099	1,182	4,549
Utility and rebate accrual adjustment									1,161			1,161
Preopening during construction period								158	280	322	205	965
Interest (income) expense	(461)	(612)	(115)	(20)	(146)	30	(251)	—	—	51		51
Tax provision	12,522	10,796	6,123	5,811	4,608	5,148	21,690	5,432	4,024	4,701	4,958	19,115	-11.9%

Net income	24,983	26,398	12,716	12,070	11,282	12,322	48,390	12,875	13,100	12,827	13,070	51,872	7.2%
per FDS	$0.95	$0.99	$0.47	$0.45	$0.42	$0.46	$1.79	$0.47	$0.48	$0.48	$0.49	$1.93

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,258	26,558	26,558	26,903

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.2%	28.3%	27.7%	27.5%	27.5%	28.1%	27.7%	27.7%	27.3%	27.1%	27.4%	27.4%
Labor	32.6%	32.9%	32.8%	32.6%	33.2%	32.5%	32.7%	33.3%	32.9%	32.3%	32.5%	32.7%
Operating	13.6%	13.9%	14.4%	14.6%	15.2%	15.1%	14.8%	14.9%	14.7%	15.3%	14.9%	15.0%
Occupancy	5.2%	5.2%	5.2%	5.3%	5.4%	4.7%	5.1%	5.3%	5.4%	5.6%	5.4%	5.4%
Minority interest	1.5%	1.5%	1.2%	1.1%	1.0%	0.9%	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%
G&A	5.1%	4.7%	2.5%	2.3%	2.2%	2.2%	2.3%	2.3%	2.4%	2.2%	2.3%	2.3%

Restaurant cash operating income	13.9%	13.5%	16.2%	16.6%	15.5%	16.5%	16.2%	15.5%	16.2%	16.7%	16.5%	16.2%

Preopening	1.4%	1.0%	0.6%	0.9%	1.0%	1.1%	0.9%	0.5%	0.7%	1.1%	1.3%	0.9%
Partner investment expense	0.8%	2.5%	0.1%	0.7%	0.8%	0.5%	0.5%	0.2%	0.3%	0.5%	1.1%	0.5%
Depreciation & amortization	4.0%	4.1%	4.1%	4.2%	4.4%	5.1%	4.5%	4.3%	4.5%	4.8%	4.4%	4.5%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.6%	0.6%	0.6%
Utility and rebate accrual adjustment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.0%	0.2%
Preopening during construction period	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	0.2%	0.1%	0.1%
Interest (income) expense	-0.1%	-0.1%	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Tax provision	2.6%	1.8%	3.7%	3.5%	2.7%	2.9%	3.2%	2.9%	2.2%	2.5%	2.5%	2.5%

Net income	5.1%	4.3%	7.8%	7.3%	6.7%	7.0%	7.2%	6.9%	7.1%	6.9%	6.5%	6.9%

Concept: Pei Wei Asian Diner
Supplemental Financial Information — Pro Forma Forecast

		53 weeks									Forecast		YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06A	4Q06	2006	Change
Units	33	53	54	61	68	77	77	81	88	97	107	107
Sales weeks	1,255	2,318	698	742	844	947	3,231	1,031	1,089	1,207	1,326	4,653	44.0%
AWS	42,476	41,188	43,888	42,639	40,802	39,323	41,457	40,435	38,822	38,201	37,713	38,702	-6.6%
Comp sales change	0.3%	2.0%	6.0%	6.3%	2.8%	1.9%	4.0%	-2.0%	-3.9%	-1.5%	-1.0%	-2.2%
Sales	53,308	95,473	30,635	31,638	34,437	37,239	133,949	41,689	42,276	46,110	50,007	180,082	34.4%
per FDS	$2.03	$3.59	$1.14	$1.17	$1.27	$1.38	$4.96	$1.53	$1.55	$1.74	$1.88	$6.69

Operating costs
COS	15,805	27,608	8,665	8,767	9,651	10,478	37,561	11,669	11,627	12,823	13,848	49,967
Labor	17,931	31,973	9,927	10,515	11,889	12,786	45,117	14,285	14,627	16,242	17,499	62,653
Operating	7,616	14,455	4,651	5,207	5,836	6,354	22,048	6,944	7,204	8,076	8,402	30,626
Occupancy	3,381	5,797	1,809	1,884	2,080	2,320	8,093	2,634	2,797	3,064	3,440	11,935
Minority interest	527	901	341	295	251	222	1,109	289	280	231	379	1,179
G&A	3,925	6,107	1,601	1,773	1,708	1,825	6,907	2,194	2,363	2,118	2,324	8,999

Restaurant cash operating income	4,123	8,632	3,641	3,197	3,022	3,254	13,114	3,674	3,378	3,556	4,115	14,723	12.3%
											4,290

Development costs
Preopening	1,764	2,143	369	952	1,061	835	3,217	474	923	979	1,062	3,438	6.9%
Partner investment expense	255	2,596	65	455	169	585	1,274	(226)	355	531	590	1,250	-1.9%

Other expenses
Depreciation & amortization	2,403	4,377	1,306	1,344	1,533	1,794	5,977	1,979	2,064	2,454	2,510	9,007	50.7%
Equity-based compensation								105	122	166	204	597
Utility and rebate accrual adjustment									201			201
Preopening during construction period								129	203	225	179	736
Interest (income) expense	(5)		—	(7)	(3)	(5)	(15)	(3)	(33)	(4)		(40)
Tax provision	(98)	(141)	618	147	76	(17)	824	377	(107)	(213)	(118)	(62)	-107.5%

Net income	(196)	(343)	1,283	306	186	62	1,837	839	(350)	(582)	(311)	(404)	-122.0%
per FDS	$(0.01)	$(0.01)	$0.05	$0.01	$0.01	$0.00	$0.07	$0.03	$(0.01)	$(0.02)	$(0.01)	$(0.02)

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,258	26,558	26,558	26,903

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	29.6%	28.9%	28.3%	27.7%	28.0%	28.1%	28.0%	28.0%	27.5%	27.8%	27.7%	27.7%
Labor	33.6%	33.5%	32.4%	33.2%	34.5%	34.3%	33.7%	34.3%	34.6%	35.2%	35.0%	34.8%
Operating	14.3%	15.1%	15.2%	16.5%	16.9%	17.1%	16.5%	16.7%	17.0%	17.5%	16.8%	17.0%
Occupancy	6.3%	6.1%	5.9%	6.0%	6.0%	6.2%	6.0%	6.3%	6.6%	6.6%	6.9%	6.6%
Minority interest	1.0%	0.9%	1.1%	0.9%	0.7%	0.6%	0.8%	0.7%	0.7%	0.5%	0.8%	0.7%
G&A	7.4%	6.4%	5.2%	5.6%	5.0%	4.9%	5.2%	5.3%	5.6%	4.6%	4.6%	5.0%

Restaurant cash operating income	7.7%	9.0%	11.9%	10.1%	8.8%	8.7%	9.8%	8.8%	8.0%	7.7%	8.2%	8.2%

Preopening	3.3%	2.2%	1.2%	3.0%	3.1%	2.2%	2.4%	1.1%	2.2%	2.1%	2.1%	1.9%
Partner investment expense	0.5%	2.7%	0.2%	1.4%	0.5%	1.6%	1.0%	-0.5%	0.8%	1.2%	1.2%	0.7%
Depreciation & amortization	4.5%	4.6%	4.3%	4.2%	4.5%	4.8%	4.5%	4.7%	4.9%	5.3%	5.0%	5.0%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.3%	0.4%	0.4%	0.3%
Utility and rebate accrual adjustment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%	0.1%
Preopening during construction period	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.5%	0.4%	0.4%
Interest (income) expense	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.0%	0.0%
Tax provision	-0.2%	-0.1%	2.0%	0.5%	0.2%	0.0%	0.6%	0.9%	-0.3%	-0.5%	-0.2%	0.0%

Net income	-0.4%	-0.4%	4.2%	1.0%	0.5%	0.2%	1.4%	2.0%	-0.8%	-1.3%	-0.6%	-0.2%

Concept: Taneko Japanese Tavern
Supplemental Financial Information — Pro Forma Forecast

				Forecast
	1Q06A	2Q06A	3Q06A	4Q06	2006

Units				1	1
Sales weeks				13	13
AWS				75,000	75,000
Comp sales change
Sales				975	975
per FDS	$—	$—	$—	$0.04	$0.04

Operating costs
COS				336	336
Labor				385	385
Operating				199	199
Occupancy				65	65
Minority interest
G&A G&A expenses incurred in 2005 are shown under Shared Services	195	190	237	202	824

Restaurant cash operating income	(195)	(190)	(237)	(212)	(834)

Development costs
Preopening	23	86	205	165	479
Partner investment expense				170	170

Other expenses
Depreciation & amortization				52	52
Equity-based compensation	22	27	25	24	98
Utility and rebate accrual adjustment					—
Preopening during construction period	2	30	28	—	60
Interest (income) expense					—
Tax provision	(74)	(78)	(133)	(172)	(457)

Net income	(168)	(255)	(362)	(452)	(1,237)
per FDS	$(0.01)	$(0.01)	$(0.01)	$(0.02)	$(0.05)

Fully diluted shares (FDS)	27,239	27,258	26,558	26,558	26,903

Sales				100.0%	100.0%
COS				34.5%	34.5%
Labor				39.5%	39.5%
Operating				20.4%	20.4%
Occupancy				6.7%	6.7%
Minority interest				0.0%	0.0%
G&A				20.8%	84.6%

Restaurant cash operating income				-21.8%	-85.6%

Preopening				16.9%	49.1%
Partner investment expense				17.4%	17.4%
Depreciation & amortization				5.4%	5.4%
Equity-based compensation				2.5%	10.1%
Utility and rebate accrual adjustment				0.0%	0.0%
Preopening during construction period				0.0%	6.2%
Interest (income) expense				0.0%	0.0%
Tax provision				-17.6%	-46.8%

Net income				-46.4%	-126.9%

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Reconciliation of Pro Forma Forecast to GAAP Forecast

				Pro Forma Forecast		Adjustments								GAAP Forecast
	1Q06A	2Q06A	3Q06A	4Q06	2006	1Q06A	2Q06A	3Q06A	4Q06	2006	1Q06A	2Q06A	3Q06A	4Q06	2006

Sales	228,613	225,981	231,024	250,624	936,242						228,613	225,981	231,024	250,624	936,242
per FDS	$8.39	$8.29	$8.70	$9.44	$34.80						$8.39	$8.29	$8.70	$9.44	$34.80

Operating costs
COS	63,440	61,862	62,954	68,886	257,142		(577)			(577)	63,440	61,285	62,954	68,886	256,565
Labor	76,593	75,008	75,877	82,767	310,245	344	372	332	350	1,398	76,937	75,380	76,209	83,117	311,643
Operating	34,841	34,271	36,382	38,347	143,841		1,939			1,939	34,841	36,210	36,382	38,347	145,780
Occupancy	12,493	12,725	13,371	14,286	52,875						12,493	12,725	13,371	14,286	52,875
Minority interest	2,022	2,033	1,948	2,273	8,276						2,022	2,033	1,948	2,273	8,276
G&A	11,406	11,848	12,315	12,826	48,395	1,846	2,189	2,326	2,515	8,876	13,252	14,037	14,641	15,341	57,271

Restaurant cash operating income	27,818	28,234	28,177	31,238	115,467	(2,190)	(3,923)	(2,658)	(2,865)	(11,636)	25,628	24,311	25,519	28,373	103,831

Development costs
Preopening	1,405	2,304	3,217	3,764	10,690	289	513	575	384	1,761	1,694	2,817	3,792	4,148	12,451
Partner investment expense	200	925	1,487	2,940	5,552						200	925	1,487	2,940	5,552

Other expenses
Depreciation & amortization	10,355	10,565	11,584	11,681	44,185						10,355	10,565	11,584	11,681	44,185
Equity-based compensation	2,190	2,561	2,658	2,865	10,274	(2,190)	(2,561)	(2,658)	(2,865)	(10,274)	—	—	—	—	—
Utility and rebate accrual adjustment	—	1,362	—	—	1,362		(1,362)			(1,362)	—	—	—	—	—
Preopening during construction period	289	513	575	384	1,761	(289)	(513)	(575)	(384)	(1,761)	—	—	—	—	—
Interest (income) expense	(492)	(568)	(344)	—	(1,404)						(492)	(568)	(344)	—	(1,404)
Tax provision	4,058	2,483	2,414	2,641	11,596						4,058	2,483	2,414	2,641	11,596

Net income	9,813	8,089	6,586	6,963	31,451	—	—	—	—	—	9,813	8,089	6,586	6,963	31,451
per FDS	$0.36	$0.30	$0.25	$0.26	$1.17						$0.36	$0.30	$0.25	$0.26	$1.17

Fully diluted shares (FDS)	27,239	27,258	26,558	26,558	26,903						27,239	27,258	26,558	26,558	26,903

Sales	100.0%	100.0%	100.0%	100.0%	100.0%						100.0%	100.0%	100.0%	100.0%	100.0%
COS	27.7%	27.4%	27.2%	27.5%	27.5%						27.7%	27.1%	27.2%	27.5%	27.4%
Labor	33.5%	33.2%	32.8%	33.0%	33.1%						33.7%	33.4%	33.0%	33.2%	33.3%
Operating	15.2%	15.2%	15.7%	15.3%	15.4%						15.2%	16.0%	15.7%	15.3%	15.6%
Occupancy	5.5%	5.6%	5.8%	5.7%	5.6%						5.5%	5.6%	5.8%	5.7%	5.6%
Minority interest	0.9%	0.9%	0.8%	0.9%	0.9%						0.9%	0.9%	0.8%	0.9%	0.9%
G&A	5.0%	5.2%	5.3%	5.1%	5.2%						5.8%	6.2%	6.3%	6.1%	6.1%

Restaurant cash operating income	12.2%	12.5%	12.2%	12.5%	12.3%						11.2%	10.8%	11.0%	11.3%	11.1%

Preopening	0.6%	1.0%	1.4%	1.5%	1.1%						0.7%	1.2%	1.6%	1.7%	1.3%
Partner investment expense	0.1%	0.4%	0.6%	1.2%	0.6%						0.1%	0.4%	0.6%	1.2%	0.6%
Depreciation & amortization	4.5%	4.7%	5.0%	4.7%	4.7%						4.5%	4.7%	5.0%	4.7%	4.7%
Equity-based compensation	1.0%	1.1%	1.2%	1.1%	1.1%						0.0%	0.0%	0.0%	0.0%	0.0%
Utility and rebate accrual adjustment	0.0%	0.6%	0.0%	0.0%	0.1%						0.0%	0.0%	0.0%	0.0%	0.0%
Preopening during construction period	0.1%	0.2%	0.2%	0.2%	0.2%						0.0%	0.0%	0.0%	0.0%	0.0%
Interest (income) expense	-0.2%	-0.3%	-0.1%	0.0%	-0.1%						-0.2%	-0.3%	-0.1%	0.0%	-0.1%
Tax provision	1.8%	1.1%	1.0%	1.1%	1.2%						1.8%	1.1%	1.0%	1.1%	1.2%

Net income	4.3%	3.6%	2.9%	2.8%	3.4%						4.3%	3.6%	2.9%	2.8%	3.4%

P.F. Chang’s, Inc.
Reconciliation of Non-GAAP to GAAP Measures
(in thousands, except per share data)
(Unaudited)

	GAAP Presentation				Reconciling Items		Non-GAAP Presentation
	Quarter Ended		Quarter Ended		Preopening during	Equity-based	Quarter Ended
	Oct 2,	% of	Oct 1,	% of	Construction Period	Compensation	Oct 1,	% of
	2005	Sales	2006	Sales	(a)	(b)	2006	Sales

Revenues	203,049		231,024				231,024
Costs and expenses:
Cost of sales	56,010	27.6%	62,954	27.2%			62,954	27.2%
Labor	67,836	33.4%	76,209	33.0%		(332)	75,877	32.8%
Operating	31,490	15.5%	36,382	15.7%			36,382	15.7%
Occupancy	11,182	5.5%	13,371	5.8%			13,371	5.8%
General and administrative	9,759	4.8%	14,641	6.3%		(2,326)	12,315	5.3%
Depreciation and amortization	9,258	4.6%	11,584	5.0%			11,584	5.0%
Preopening expense	2,712	1.3%	3,792	1.6%	(575)		3,217	1.4%
Partner investment expense	1,472	0.7%	1,487	0.6%			1,487	0.6%

Total costs and expenses	189,719	93.4%	220,420	95.4%	(575)	(2,658)	217,187	94.0%

Income from operations	13,330	6.6%	10,604	4.6%	575	2,658	13,837	6.0%
Interest and other income, net	530	0.3%	344	0.1%			344	0.1%

Income before min. interest & taxes	13,860	6.8%	10,948	4.7%	575	2,658	14,181	6.1%
Minority interest	(1,974)	-1.0%	(1,948)	-0.8%			(1,948)	-0.8%

Income before provision for income taxes	11,886	5.9%	9,000	3.9%	575	2,658	12,233	5.3%
Provision for income taxes	(3,447)	-29.0%	(2,414)	-26.8%	(158)	(731)	(3,303)	-27.0%

Net income	8,439	4.2%	6,586	2.9%	417	1,927	8,930	3.9%

Net income per share:
Basic	$0.32		$0.25				$0.34

Diluted	$0.31		$0.25				$0.34

Weighted average shares used in computation:
Basic	26,359		26,000				26,000
Diluted	27,073		26,558				26,558

(a)	The Company incurred approximately $575,000 in additional preopening expenses that previously would have been capitalized before FASB’s Staff Position No. 13.1 went into effect earlier this year.

(b)	The Company recorded $2.7 million in equity-based compensation expense this quarter under the new SFAS 123R rules implemented at the beginning of the year.